UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 22, 2011

(Date of earliest event reported)

HERMAN MILLER, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or Other Jurisdiction of incorporation)	001-15141 (Commission File No.)	38-0837640 (IRS Employer Identification no.)

855 East Main Avenue Zeeland, Michigan (Address of Principal Executive Offices)	49464 (Zip Code)

(616) 654-3000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events

Herman Miller, Inc. (the "Company") is filing this report to provide the legal opinion of Varnum LLP relating to the Company's prospectus supplement filed with the Securities and Exchange Commission on June 22, 2011 (File No. 333-157364).  The Prospectus Supplement relates to the potential resale of Company common stock contributed by the Company to the Herman Miller, Inc. Retirement Income Trust (the “Plan”). These shares were contributed to the Plan on May 11, 2011, and were accompanied by a $20 million cash contribution by the Company on May 12, 2011.

Item 9.01.         Financial Statements and Exhibits

(d)       Exhibits.

5.1      Opinion of Varnum LLP

23.1    Consent of Varnum LLP (included in Exhibit 5.1)

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 22, 2011	HERMAN MILLER, INC.
(Registrant)
	By:	/s/ Gregory J. Bylsma
Gregory J. Bylsma
Chief Financial Officer